MUNIYIELD
QUALITY
FUND II, INC.








FUND LOGO








Annual Report

October 31, 1996





Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MQT



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield Quality Fund II, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1996, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.916 per share income dividends, which included earned and unpaid dividends of $0.077. This represents a net annualized yield of 6.16% based on a month-end per share net asset value of $14.86. Over the same period, the total investment return on the Fund's Common Stock was +8.68%, based on a change in per share net asset value from $14.64 to $14.86, and assuming reinvestment of $0.915 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +7.14%, based on a change in per share net asset value from $14.35 to $14.86, and assuming reinvestment of $0.455 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.24%; Series B, 3.26%; and Series C, 3.61%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six-month period ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the October period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June and bond yields rose in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period falling over 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than shown by the US Treasury bond market. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% compared to the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, approximately $90 billion in long-term, tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
Our investment strategy for MuniYield Quality Fund II, Inc. shifted dramatically during the past 12 months. We began the year ended October 31, 1996 optimistic about the interest rate outlook because of slow economic growth and low inflation. This strategy proved successful as the bond market rallied into January 1996. Unfortunately, our portfolio strategy remained constructive during February and early March while interest rates began to rise. We reversed course and became extremely defensive, seeking to protect the Fund from the significant backup in interest rates that brought the 30-year Treasury bond to 6.90% by the end of March. Since that time we successfully utilized the trading range that confined the bond market, enabling the Fund to realize an attractive total return.

Currently, we are cautious on the interest rate outlook. There is a considerable amount of good news priced into the market, and any surprises, such as a stronger economy or larger employment increases, could cause interest rates to increase substantially. We will focus on purchasing higher-coupon bonds that are less sensitive to interest rate volatility in an effort to enhance tax-exempt income to the Fund's Common Stock shareholders while seeking to protect its net asset value. The interest rate on the Fund's Auction Market Preferred Stock, which averaged approximately 3.50% over the past year, continued to benefit the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will diminish and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager


November 26, 1996



PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield
Quality Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:
                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1.To elect the Fund's Board of Directors:       Herbert I. London                  21,059,780               695,278
                                                Robert R. Martin                   21,057,795               697,263
                                                Andre F. Perold                    21,052,441               702,617
                                                Arthur Zeikel                      21,046,013               709,045

                                                                            Shares Voted       Shares Voted     Shares Voted
                                                                                For              Against          Abstain
2.To ratify the selection of Deloitte & Touche LLP as the Fund's
  independent  auditors for the current fiscal year.                         21,024,658          174,433          575,967

During the six-month period ended October 31, 1996, MuniYield
Quality Fund II, Inc. Preferred Stock shareholders (Series A, B and
C) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1.To elect the Fund's Board of Directors:
  James H. Bodurtha, Herbert I. London,
  Robert R. Martin, Joseph L. May,
  Andre F. Perold and Arthur Zeikel
  as follows:                                   Series A                             1,103                     17
                                                Series B                               780                    113
                                                Series C                             1,404                    140

                                                                            Shares Voted       Shares Voted     Shares Voted
                                                                                For              Against          Abstain
2.To ratify the selection of Deloitte &
  Touche LLP as the Fund's independent
  auditors for the current fiscal year
  as follows:                                   Series A                       1,112                8                 0
                                                Series B                         799                0                94
                                                Series C                       1,330               74               140



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation BondsHDAHousing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                             Issue                                     (Note 1a)
Alabama--4.7%   NR*      Aaa     $ 7,390   Alabama HFA, S/F Mortgage Revenue Bonds (Home Mortgage Bond
                                           Program), Series B-1, 6.65% due 10/01/2025                           $  7,733
                AA       Aa        3,500   Birmingham, Alabama, Special Care Facilities Financing
                                           Authority, Revenue Refunding Bonds (Daughters of Charity--
                                           Saint Vincents), 5% due 11/01/2025                                      3,109
                BBB      Baa1      1,475   Courtland, Alabama, IDB, IDR, Refunding (Champion
                                           International Corporation), Series A, 7.20% due 12/01/2013              1,592
                BBB      Baa1     10,000   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                           (Champion International Corporation Project), AMT, Series A,
                                           6.50% due 9/01/2025                                                    10,054

Alaska--0.6%    A-       A         2,580   Alaska Industrial Development and Export Authority, Revolving
                                           Fund, AMT, Series A, 6.375% due 4/01/2008                               2,753

California--    A        A1        3,000   Los Angeles, California, Wastewater System Revenue Refunding
2.9%                                       Bonds, Series C, 7.10% due 6/01/2018                                    3,223
                AAA      Aaa      10,000   University of California Revenue Bonds (Multiple Purpose
                                           Projects), Series D, 6.375% due 9/01/2019 (c)                          10,655

Colorado--      NR*      Aaa       1,350   Colorado Health Facilities Authority, Hospital Revenue Bonds
5.1%                                       (P/SL Healthcare System Project), Series A, 6.875% due
                                           2/15/2003(e)                                                            1,528
                                           Denver, Colorado, City and County Airport Revenue Bonds:
                BBB      Baa       4,020     AMT, Series B, 7.50% due 11/15/2025                                   4,198
                BBB      Baa       9,500     AMT, Series C, 6.75% due 11/15/2022                                   9,845
                AAA      NR*         850     Series A, 7.25% due 11/15/2002 (e)                                      982
                BBB      Baa       2,150   Series A, 7.25% due 11/15/2002 (e)                                      2,479
                AAA      Aaa       5,000   El Paso County, Colorado, School District No. 49 (Falcon), UT,
                                           6.50% due 12/01/2015 (c)                                                5,544

Connecticut--                              Connecticut State Learning Regional Educational Service Center
0.7%                                       Revenue Bonds (Office/Education Center Facilities):
                NR*      NR*       1,935     7.50% due 2/01/2005                                                   2,070
                NR*      NR*       1,100     7.75% due 2/01/2015                                                   1,211

District of     A1+      VMIG1++     500   District of Columbia, General Fund Recovery Bonds, VRDN, UT,
Columbia--                                 Series B-2, 3.65% due 6/01/2003 (a)                                       500
1.1%            A+       A3        4,460   District of Columbia Revenue Bonds (Howard University),
                                           Series A, 7.25% due 10/01/2020                                          4,813

SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                             Issue                                     (Note 1a)
Florida--5.1%   AA       Aa      $ 8,750   Florida State Board of Education, Capital Outlay, Refunding
                                           (Public Education), Series A, 6.40% due 6/01/2019                    $  9,301
                A1+      Aa1      12,670   Jacksonville, Florida, Electrical Authority, Revenue Refunding
                                           Bonds (Saint John's River Park System), Issue 2, Series 11,
                                           5.375% due 10/01/2015                                                  12,368
                NR*      Baa       2,500   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                           Education and Research Foundation Project), Series A, 7% due
                                           9/01/2024                                                               2,712

Georgia--0.6%   AA+      Aa        3,000   Georgia State, Housing and Finance Authority, S/F Mortgage
                                           Revenue Bonds, AMT, Sub-Series A-2, 6.55% due 12/01/2027                3,065

Idaho--1.1%                                Idaho Student Loan Fund, Student Loan Revenue Bonds
                                           (Marketing Association, Inc.), AMT:
                NR*      NR*       3,245     Series B, 6.60% due 10/01/2006                                        3,372
                NR*      Aa        2,005     Sub-Series 1, 6.80% due 10/01/2006                                    2,122

Illinois--2.1%  A+       A1        3,645   Illinois Educational Facilities Authority, Revenue Refunding
                                           Bonds (Loyola University--Chicago), Series A, 7.125%
                                           due 7/01/2021                                                           3,969
                NR*      Aaa       6,000   Illinois Student Assistance Commission, Student Loan Revenue
                                           Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015                       6,274

Indiana--4.9%   A        NR*       2,675   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                           Program), Series A, 6.75% due 2/01/2017                                 2,953
                NR*      A         2,200   Indiana Health Facility Financing Authority, Hospital Revenue
                                           Refunding Bonds (Methodist Hospitals Inc.), 6.75% due 9/15/2009         2,361
                                           Indianapolis, Indiana, Local Public Improvement Bond Bank:
                AAA      Aaa       8,000     Refunding, Series A, 5% due 1/01/2017 (h)                             7,525
                A+       NR*       4,800     Refunding, Series D, 6.75% due 2/01/2020                              5,182
                NR*      Aaa       5,000     Series C, 6.70% due 1/01/2002 (e)                                     5,555

Kansas--0.4%    A1       P1        2,000   Butler County, Kansas, Solid Waste Disposal and Cogeneration
                                           Revenue Bonds (Texaco Refining and Marketing), VRDN,
                                           AMT, Series B, 3.70% due 8/01/2024 (a)                                  2,000

Kentucky--      NR*      NR*       3,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
0.7%                                       (TJ International Project), AMT, 7% due 6/01/2024                       3,100

Louisiana--     NR*      Baa2      5,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
1.2%                                       Facilities Revenue Refunding Bonds (Trunkline LNG Company
                                           Project), 7.75% due 8/15/2022                                           5,640

Massachusetts   AAA      Aaa       5,000   Massachusetts State, HFA (Residential Development), Series A,
--4.1%                                     6.875% due 11/15/2011 (d)                                               5,321
                                           Massachusetts State Health and Educational Facilities
                                           Authority Revenue Refunding Bonds:
                AA       Aa        2,500     (Daughters of Charity), Series D, 6.10% due 7/01/2014                 2,549
                A-       NR*       3,500     (Melrose-Wakefield Hospital), Series B, 6.375% due 7/01/2016          3,584
                NR*      B         2,640     (New England Memorial Hospital), Series B, 6% due 7/01/2008           2,193
                NR*      B         4,590     (New England Memorial Hospital), Series B, 6.125% due
                                             7/01/2013                                                             3,700
                BBB+     Baa       2,000   Massachusetts State Municipal Wholesale Electric Company,
                                           Power Supply System Revenue Refunding Bonds, Series A,
                                           6.75% due 7/01/2011                                                     2,134

Mississippi     A        A2        6,000   Lowndes County, Mississippi, Solid Waste Disposal, PCR,
--1.4%                                     Refunding (Weyerhaeuser Company Project), Series A 6.80%
                                           due 4/01/2022                                                           6,814

New Jersey--    AAA      Aaa       5,000   Cape May County, New Jersey, Industrial Pollution Control
1.2%                                       Financing Authority, Revenue Refunding Bonds (Atlantic City
                                           Electric Company Project), Series B, 7% due 11/01/2029 (c)              5,738


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                             Issue                                     (Note 1a)
New Mexico--    A        A2      $ 5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
1.5%                                       Corporation Project), 6.50% due 4/01/2013                            $  5,259
                AAA      Aaa       1,825   Los Alamos County, New Mexico, Utility System Revenue
                                           Refunding Bonds, Series A, 6% due 7/01/2015 (h)                         1,876

New York--                                 New York City, New York, GO, UT:
12.2%           BBB+     Baa1     10,000     Series D, 6% due 2/15/2020                                            9,730
                BBB+     Baa1      5,150     Series H, 7% due 2/01/2021                                            5,502
                                           New York City, New York, IDA, Civic Facilities Revenue Bonds
                                           (New York Blood Center Inc. Project) (e):
                NR*      NR*       2,000     7.20% due 5/01/2004                                                   2,270
                NR*      NR*       3,250     7.25% due 5/01/2004                                                   3,722
                                           New York State Dormitory Authority Revenue Bonds:
                AAA      Aaa       4,500     (City University), Series F, 5% due 7/01/2020 (g)                     4,077
                BBB+     Baa1      4,500     (Mental Health Services Facilities Improvement), Series B,
                                             5.375% due 2/15/2026                                                  4,102
                BBB+     Baa1     10,200     (State University Educational Facilities), 5.50% due 5/15/2026        9,498
                A        Aa        7,500   New York State Environmental Facilities Corporation, PCR
                                           (State Water Revolving Fund), Series E, 6.50% due 6/15/2014             8,043
                A        A         5,000   New York State Local Government Assistance Corporation,
                                           Series A, 6.875% due 4/01/2019                                          5,531
                BBB+     Baa1      5,000   New York State Medical Care Facilities Finance Agency Revenue
                                           Bonds (Mental Health Services Facilities Improvement), Series B,
                                           7.875% due 8/15/2020                                                    5,588

North Carolina  A        A2       14,750   Martin County, North Carolina, Industrial Facilities and
--3.3%                                     Pollution Control Financing Authority, Solid Waste Disposal
                                           Revenue Bonds (Weyerhaeuser Company), AMT, 6.80% due 5/01/2024         15,946

Ohio--1.5%      A1       NR*         400   Cincinnati and Hamilton County, Ohio, Port Authority, IDR
                                           (Multi-Color Corporation Project), VRDN, 3.55% due 11/01/2000 (a)         400
                AA-      Aa3       6,500   Ohio State Air Quality Development Authority, Revenue Refunding
                                           Bonds (Dayton Power & Light Project), Series B, 6.40% due
                                           8/15/2027                                                               6,801

Oklahoma--      AA-      A1        5,000   Muskogee, Oklahoma, Industrial Trust, PCR (Oklahoma
1.1%                                       Gas & Electric Company Project), Series A, 7% due 3/01/2017             5,133

Oregon--5.6%    AAA      Aaa         500   Chemeketa, Oregon, Community College District, UT, 5.95% due
                                           6/01/2016 (g)                                                             514
                AAA      Aaa       2,000   Eugene, Oregon, Public Safety Facilities, UT, 5.70% due
                                           6/01/2016 (g)                                                           2,009
                AAA      Aaa       2,000   Marion County, Oregon, School District No. 103C (Woodburn),
                                           Series B, 5.35% due 11/01/2008 (g)**                                    1,075
                                           Oregon Health Sciences, University Insured Revenue Bonds,
                                           Series A (c):
                AAA      Aaa      30,000     5.75% due 7/01/2021**                                                 7,410
                AAA      Aaa       7,000     5.25% due 7/01/2028                                                   6,668
                                           Oregon State Department of Administrative Services, COP (c):
                AAA      Aaa       2,500     Series A, 5.375% due 11/01/2016                                       2,453
                AAA      Aaa       1,635     Series B, 5.50% due 11/01/2011                                        1,639
                A+       NR*       2,500   Oregon State Health, Housing, Educational and Cultural
                                           Facilities Authority Refunding Bonds (Reed College Project),
                                           Series A, 5.375% due 7/01/2025                                          2,379
                AAA      Aaa       3,880   Portland, Oregon, Arena Gas Tax Revenue Bonds, 6.25% due
                                           6/01/2018 (h)**                                                         1,063
                AAA      Aaa       1,740   Washington County, Oregon, School District No. 48J (Beaverton),
                                           UT, Series A, 5.20% due 12/01/2009 (c)                                  1,727


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                             Issue                                     (Note 1a)
Pennsylvania--  AAA      Aaa     $ 5,000   Pennsylvania HFA, Refunding (Rental Housing), 6.50% due
2.2%                                       7/01/2023 (d)                                                        $  5,164
                AA+      Aa        5,000   Pennsylvania HFA, S/F Mortgage Revenue Bonds, Series 34A,
                                           6.85% due 4/01/2016                                                     5,291

Rhode Island--                             Rhode Island Depositors Economic Protection Corporation,
0.6%                                       Special Obligation Revenue Refunding Bonds, Series A:
                A-       Baa1      1,120     5.75% due 8/01/2021                                                   1,087
                A-       Baa1      1,880     5.75% due 8/01/2021 (f)                                               1,910

South Carolina  A+       A1        5,765   Berkeley County, South Carolina, Pollution Control Facilities
--5.7%                                     Revenue Bonds (South Carolina Electric and Gas Company),
                                           6.50% due 10/01/2014                                                    6,196
                A        A1        4,150   Fairfield County, South Carolina, PCR (South Carolina Electric
                                           and Gas Company), 6.50% due 9/01/2014                                   4,458
                AA-      Aa3       1,000   Florence County, South Carolina, Pollution Control Facilities
                                           Revenue Bonds (E. I. du Pont de Nemours & Co.), Series A, 6.35%
                                           due 7/01/2022                                                           1,054
                A-       A1        7,000   Richland County, South Carolina, PCR, Refunding (Union Camp
                                           Corporation Project), Series C, 6.55% due 11/01/2020                    7,433
                BBB      Baa1      5,000   South Carolina Jobs, EDA, Economic Development Revenue
                                           Bonds (Saint Francis Hospital--Franciscan Sisters), 7% due
                                           7/01/2015                                                               5,260
                NR*      NR*       2,500   Spartanburg County, South Carolina, Solid Waste Disposal
                                           Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                           11/01/2024                                                              2,720

South Dakota--  AAA      Aa1       9,975   South Dakota HDA, Homeownership Mortgage, Series B,
2.2%                                       7.10% due 5/01/2017                                                    10,520

Tennessee--     AA-      Aa3      15,000   Humphreys County, Tennessee, IDB, Solid Waste Disposal
4.5%                                       Revenue Bonds (E. I. du Pont de Nemours & Co. Project),
                                           AMT, 6.70% due 5/01/2024                                               16,074
                BBB      Baa1      5,000   McMinn County, Tennessee, IDB, Solid Waste Recycling Facilities
                                           Revenue Bonds (Calhoun Newsprint--Bowater), AMT, 7.40% due
                                           12/01/2022                                                              5,389

Texas--9.7%     BBB      Baa2     10,750   Alliance Airport Authority, Incorporated, Texas, Special
                                           Facilities Revenue Bonds (Federal Express Corporation Project),
                                           AMT, 6.375% due 4/01/2021                                              10,767
                NR*      Aaa       1,705   Galena Park, Texas, Independent School District, Refunding
                                           (School Building), UT, 6.09% due 8/15/2021**                              404
                                           Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds:
                BBB      Baa1      4,200     (Champion International Corporation), AMT, 7.375% due
                                             10/01/2025                                                            4,508
                AAA      Aaa       1,600     Refunding (Houston Light and Power Company), Series A,
                                             6.375% due 4/01/2012 (c)                                              1,705
                                           Harris County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Bonds:
                AAA      Aaa       8,300     (Hermann Hospital Project), 6.375% due 10/01/2024 (c)                 8,765
                A-       A         5,100     (Memorial Hospital Systems Project), Series A, 6.625% due
                                             6/01/2024                                                             5,345
                BBB      NR*       1,600   Midland County, Texas, Hospital District Revenue Bonds
                                           (Midland Memorial Hospital), 7.50% due 6/01/2016                        1,706
                BBB      Baa       3,885   Tarrant County, Texas, Health Facilities Development
                                           Corporation, Hospital Revenue Refunding and Improvement
                                           Bonds (Fort Worth Osteopahtic), 7% due 5/15/2028                        4,021
                AA       Aa        8,200   Texas State, Refunding (Veterans Land), UT, 7.40% due 12/01/2020        8,979

SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                             Issue                                     (Note 1a)
Utah--3.2%      AA       Aa      $ 7,700   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC
                                           Hospitals Incorporated), 6.25% due 2/15/2023                         $  7,799
                NR*      P1        2,000   Salt Lake County, Utah, PCR, Refunding (Service Station
                                           Holdings Project), VRDN, 3.60% due 2/01/2008 (a)                        2,000
                AAA      Aaa       5,000   Utah State Board of Regents, Student Loan Revenue Bonds, AMT,
                                           Series H, 6.70% due 11/01/2015 (b)                                      5,252

Virginia--      AA+      Aa1       5,025   Virginia State HDA, Commonwealth Mortgage, Series J, Sub-Series
1.1%                                       J-2, 6.65% due 7/01/2014                                                5,263

Washington--    AA-      Aaa       6,250   Lewis County, Washington, Public Utility District No. 1 Revenue
3.7%                                       Bonds (Cowlitz Falls Hydroelectric Project), 7% due
                                           10/01/2001 (e)                                                          7,041
                AA-      Aa1      10,000   Washington State Public Power Supply System, Revenue
                                           Refunding Bonds (Nuclear Project No. 1), Series A, 6.50% due
                                           7/01/2015                                                              10,371

Wisconsin--1.1% NR*      A         5,300   Wisconsin State Health and Educational Facilities Authority
                                           Revenue Bonds (Mercy Hospital of Janesville Inc.), 6.50% due
                                           8/15/2011                                                               5,452

Puerto Rico--   AAA      Aaa       5,250   Puerto Rico Commonwealth, UT, GO, 7% due 7/01/2010 (b)                  6,154
1.3%

Total Investments (Cost--$450,304)--98.4%                                                                        470,324

Other Assets Less Liabilities--1.6%                                                                                7,557
                                                                                                                --------
Net Assets--100.0%                                                                                              $477,881
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FNMA Collateralized.
(e)Prerefunded.
(f)Escrowed to Maturity.
(g)FGIC Insured.
(h)FSA Insured.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term ratings by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$450,304,426) (Note 1a)                         $470,323,632
                    Cash                                                                                          87,112
                    Interest receivable                                                                        8,314,972
                    Deferred organization expenses (Note 1e)                                                       4,716
                    Prepaid expenses and other assets                                                             56,737
                                                                                                            ------------
                    Total assets                                                                             478,787,169
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    555,466
                      Investment adviser (Note 2)                                               201,804          757,270
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       148,608
                                                                                                            ------------
                    Total liabilities                                                                            905,878
                                                                                                            ------------

Net Assets:         Net assets                                                                              $477,881,291
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (6,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $150,000,000
                      Common Stock, par value $.10 per share (22,070,885 shares
                      issued and outstanding)                                              $  2,207,089
                    Paid-in capital in excess of par                                        307,412,636
                    Undistributed investment income--net                                      3,399,921
                    Accumulated realized capital losses on investments--net                  (5,157,561)
                    Unrealized appreciation on investments--net                              20,019,206
                                                                                           ------------
                    Total--Equivalent to $14.86 net asset value per share of
                    Common Stock (market price--$13.50)                                                      327,881,291
                                                                                                            ------------
                    Total capital                                                                           $477,881,291
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 28,636,728
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,368,438
                    Commission fees (Note 4)                                                    372,442
                    Transfer agent fees                                                          85,881
                    Professional fees                                                            80,911
                    Accounting services (Note 2)                                                 76,769
                    Printing and shareholder reports                                             57,451
                    Custodian fees                                                               28,934
                    Listing fees                                                                 26,660
                    Directors' fees and expenses                                                 23,220
                    Pricing fees                                                                 16,105
                    Amortization of organization expenses (Note 1e)                               5,658
                    Other                                                                        28,544
                                                                                           ------------
                    Total expenses                                                                             3,171,013
                                                                                                            ------------
                    Investment income--net                                                                    25,465,715
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,563,664
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      2,424,096
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 30,453,475
                                                                                                            ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                    For the Year
                                                                                                  Ended October 31,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                 $ 25,465,715     $ 25,652,718
                    Realized gain (loss) on investments--net                                  2,563,664       (7,685,092)
                    Change in unrealized appreciation on investments--net                     2,424,096       41,461,941
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     30,453,475       59,429,567
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (20,195,323)     (19,712,391)
Shareholders          Preferred Stock                                                        (5,409,880)      (5,523,140)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --       (2,139,194)
                      Preferred Stock                                                                --         (325,188)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --          (29,999)
                      Preferred Stock                                                                --           (4,562)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (25,605,203)     (27,734,474)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              4,848,272       31,695,093
                    Beginning of year                                                       473,033,019      441,337,926
                                                                                           ------------     ------------
                    End of year*                                                           $477,881,291     $473,033,019
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,399,921     $  3,539,409
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                             For the Period
The following per share data and ratios have been derived                                                        Aug. 28,
from information provided in the financial statements.                                                          1992++ to
                                                                           For the Year Ended October 31,        Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  14.64   $  13.20  $  16.27  $  13.58   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.16       1.16      1.18      1.21        .15
                    Realized and unrealized gain (loss) on
                    investments--net                                       .23       1.53     (2.68)     2.75       (.59)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.39       2.69     (1.50)     3.96       (.44)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.92)      (.89)     (.96)    (1.07)        --
                      Realized gain on investments--net                     --       (.10)     (.37)       --         --
                      In excess of realized gain on investments
                      --net                                                 --         --+++++   --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                             (.92)      (.99)    (1.33)    (1.07)        --
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.25)      (.25)     (.16)     (.20)      (.01)
                        Realized gain on investments--net                   --       (.01)     (.08)       --         --
                        In excess of realized gain on
                        investments--net                                    --         --+++++   --        --         --
                      Capital charge resulting from issuance
                      of Preferred Stock                                    --         --        --        --       (.13)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.25)      (.26)     (.24)     (.20)      (.14)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.86   $  14.64  $  13.20  $  16.27   $  13.58
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  13.50   $ 12.625  $ 11.125  $  15.50   $  14.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     14.50%     23.09%   (20.99%)   16.82%     (5.00%)+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.68%     20.30%   (10.68%)   28.67%     (4.23%)+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .67%       .68%      .69%      .57%         --
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .67%       .68%      .69%      .61%       .60%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.36%      5.63%     5.46%     5.49%      6.18%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $327,881   $323,033  $291,338  $359,020   $297,414
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $150,000   $150,000  $150,000  $150,000   $150,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  95.49%     79.27%    47.42%    81.12%      5.07%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,186   $  3,154  $  2,942  $  3,393   $  2,983
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Series A--Investment income--net                  $    897   $    885  $    564  $    760   $     29
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++++++  Series B--Investment income--net                  $    899   $    942  $    564  $    811   $     30
                                                                      ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    910   $    934  $    600  $    640   $     24
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on October 19, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.
               +++++Amount is less than $0.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are primarily due to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $433,645,649 and $438,776,823, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:


                                    Realized      Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $(1,602,367)   $20,019,206
Financial futures contracts         4,166,031             --
                                  -----------    -----------
Total                             $ 2,563,664    $20,019,206
                                  ===========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $20,019,206, of which $21,305,283 related to appreciated securities and $1,286,077 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $450,304,426.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 22,070,885. At October 31, 1996, total paid-in capital amounted to $309,619,725.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were as follows: Series A, 3.45%; Series B, 3.38%; and Series C, 3.65%.

As of October 31, 1996, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $254,206 as commissions.

5. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.077454 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield Quality Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund II, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period August 28, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund II, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by MuniYield Quality Fund II, Inc. during its taxable year ended
October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.